UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SIGNATURE LEISURE, INC.

(Name of Registrant as specified in its charter)

100 Candace Drive, Suite 100 Maitland, Florida 32751

Colorado

(State of incorporation)

50-0012982

(IRS Employer Identification #)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

[ X ]		Filed by the Registrant
[	]	Filed by a Party other than the Registrant

[ X ]		Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to Rule 14a-12

[ X ]		No fee required
[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
Title of each class of securities to which transaction applies:
Aggregate amount:
Proposed price per unit:
Proposed maximum aggregate value:
Total fee paid:
[	]	Fee previously paid with preliminary materials.
[	]	Part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and the filing for which the offsetting fee was paid previously is identified. Identification of the previous filing is by registration statement number, or the form or schedule and the date of its filing.
Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

SIGNATURE LEISURE, INC. 1100 Candace Drive, Suite 100 Maitland, Florida 32751

___________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2004

___________________________

TO OUR SHAREHOLDERS:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Signature Leisure, Inc. will be held at the Signature Leisure, Inc., 100 Candace Drive, Suite 100, Maitland, Florida 32751, on December 21, 2004 at 10:00 a.m., local time, for the purpose set forth in this Notice. A Proxy Card and a Proxy Statement for the meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	Approval of a 1:40 reverse stock split to proportionately decrease the number of issued and outstanding shares of common stock of the corporation;
2.	Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. At this time, the Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on November 12, 2004 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully. You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the meeting in person.

By Order of the Board of Directors
Stephen W. Carnes
President

Maitland, Florida
November 22, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2004

INTRODUCTORY STATEMENT

This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of Signature Leisure, Inc. (the "Company) for use at a Special Meeting of Shareholders of the Company, to be held at:

     SIGNATURE LEISURE, INC. 1100 Candace Drive, Suite 100 MAITLAND, FLORIDA 32751 on December 21, 2004, at 10:00 a.m., local time,

for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. References in this document to "us”, “our”, "we" or "the Company" refer to Signature Leisure, Inc. and its predecessor.

Shareholders of record at the close of business on November 12, 2004 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to the Company. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Proxy materials will be mailed to shareholders of record on or about November 22, 2004.

Shareholder of Record: Shares Registered in Your Name

If on November 12, 2004 your shares were registered in your name with Signature Leisure, Inc.’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you intend to attend the meeting, you are encouraged to fill out and return the enclose proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 12, 2004 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company by written request, or contact their broker, as applicable; to request single or multiple proxy statement and annual report delivery, as may be desired.

Cost of Solicitation of Proxies

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors and officers may solicit Proxies personally or by telegraph or telephone, without additional compensation.

VOTING AND RELATED MATTERS

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the record date, there were approximately 381,565,190 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if a valid proxy vote is submitted or you vote at the meeting. Abstentions and non-votes will be counted towards the quorum.

Proposal Approval Requirements

Shareholders may vote “For” or “Against” or abstain from voting for each matter to be considered at this special meeting.

Proposal One – Approval of a 1:40 reverse stock split of the common stock of the corporation.

Approval of a 1:40 reverse stock split of the common stock of the corporation requires a “For” vote from a majority of the outstanding shares of common stock. Non-votes and abstain from voting will have the same effect as an “Against” vote.

Vote Counting

Votes will be counted by the inspector appointed for the meeting, who will separately count “For”, “Against”, abstentions and non-votes. Abstentions and non-votes will be counted towards the vote total for Proposal One, which will have the same effect as an “Against” vote.

Voting Results

Preliminary voting results will be announced at the special meeting. Final voting results will be published in the Company’s quarterly report on Form 10-QSB subsequent to the meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form that are properly executed and returned will be voted at the Special Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (1) “FOR” the approval of a 1:40 stock split of the common stock of the corporation; (2) "FOR" the transaction of any other business to come before the Meeting, in the discretion of the holders of such Proxies

RELATED MATERIALS

The Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003 is available online at www.sec.gov through the Securities and Exchange Commission EDGAR database. Any shareholder who is unable to retrieve a copy of such Annual Report may obtain a copy by writing to us. The Annual Report is not to be treated as part of the proxy solicitation material, or as having been incorporated by reference.

The Company’s Quarterly Report on Form 10-QSB for the quarter ending June 30, 2004 is available online at www.sec.gov through the Securities and Exchange Commission EDGAR database. Any shareholder who is unable to retrieve a copy of such Quarterly Report may obtain a copy by writing to us. The Quarterly Report is not to be treated as part of the proxy solicitation material, or as having been incorporated by reference.

SHAREHOLDER PROPOSALS

According to Rule l4a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to us for inclusion in our proxy statement. Such proposals for inclusion in our proxy materials relating to our next Annual Meeting must be received by us not later than January 31, 2005.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, we intend that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

PROPOSAL ONE

     APPROVAL OF 1:40 REVERSE STOCK SPLIT THE COMMON STOCK OF THE CORPORATION

Signature Leisure, Inc.’s Board of Directors is requesting shareholder approval for a 1:40 reverse stock split of the common stock of the Company.

Authorized by the Company’s Articles of Incorporation, as amended, the authorized number of shares of common stock of the Company is 500,000,000 shares. At Nov 12, 2004 the number of shares of common stock outstanding was 381,565,190. The Company has currently approximately 50 shareholders.

The common stock of Signature Leisure, Inc. is traded on the NASDAQ Bulletin Board under the symbol “SGLI.OB”. At November 11, 2004 the stock had closed at $0.01 per share with little volume.

The Board of Directors is requesting shareholder approval of the 1:40 reverse stock split of the common stock of the Company to undertake a reduction in the number of the corporation’s shares outstanding to increase earnings per share. The market value of the total number of shares (market capitalization) remains the same. The Board of Directors believes the 1:40 reverse stock split is needed because the current price of the stock is too low to attract potential investors and has determined that it is in the Company's best interest to reorganize its capital structure through effectuating a reverse split.

Resulting from approval of the 1:40 reverse stock split of the common stock of the Company, current shareholders will receive one (1) newly issued share of common stock for each Forty (40) shares currently owned. Fractional shares resulting from the 1:40 reverse stock split will be rounded up to the next full share. As existing stock certificates are sent in for transfer they will be replaced with new certificates reflecting the reverse split.

EXAMPLE: If you currently hold 400 common shares you will hold 10 Common shares after the reverse split. The following table provides approximate outstanding shares and value prior to and as a result of the proposed 1:40 reverse stock split of the shares of common stock of the Company:

			Result of
	Current		Reverse Stock Split

Outstanding shares	381,565,190	(1)	9,539,130	(2)
Value per share (3)	$0.01		$0.40

Notes:

(1) At November 12, 2004
(2) Adjusted for fractional shares
(3) Estimated per close at November 11, 2004

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the approval of the 1:40 reverse stock split presented above, unless shareholders specifically indicate in their Proxies that they desire to vote “AGAINST” such approval or abstain from voting for approval of the 1:40 reverse stock split. Our Management recommends that shareholders vote “FOR” approval.

VOTING SECURITIES, PRINCIPAL HOLDERS

The holders of our $0.001 par value common stock have the exclusive voting rights at this Special Meeting, with each share entitled to one vote. Only shareholders of record at the close of business on November 12, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of November 12, 2004, we had 381,565,190 shares of common stock outstanding.

The following sets forth the number of our $0.001 par value common stock beneficially owned by (i) each person who, as of November 12, 2004, was known by us to own beneficially more than five percent (5%) of our common stock, (ii) our Directors, and (iii) our Officers and Directors of the Registrant as a group.

Name and Address	Amount and Nature
of Beneficial Holder	of Beneficial Ownership	Percent

Stephen W. Carnes	321,679,960 shares	84.3%
President/Director
4185 W. Lake Mary Blvd., #137
Lake Mary, Florida 32746
Officers and Directors as a Group	321,679,960 shares	84.3%

Total shares of common stock issued and outstanding at November 12, 2004 are 381,565,190; these shares are held by approximately 50 shareholders.

All ownership is beneficial and of record except as specifically indicated otherwise. Beneficial owners listed above have sole voting and investment power with respect to the shares shown unless otherwise indicated.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all reports required to be filed pursuant to rule 16a-3(e) were filed for the most recent fiscal year.

DIRECTORS, OFFICERS, AND COMMITTEES

The following sets forth the names of the officers and directors of Signature Leisure, Inc.

NAME	POSITION(S)	TENURE
Stephen W. Carnes	Chairman, President, Director	February 2003 to present

The directors shall be elected at an annual meeting of the stockholders and except as otherwise provided within the Bylaws of Signature Leisure, Inc., as pertaining to vacancies, shall hold office until his successor is elected and qualified.

The officers serve at the discretion of the Company's Directors. There are no familial relationships among the officers and directors, nor are there any arrangements or understanding between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Committees

The Board of Directors held no meetings during the year ended December 31, 2003, but conducted board activities through unanimous consent board resolutions in lieu of meetings.

We have no committees of the Board of Directors.

Audit Committee

All members of our Board of Directors perform the responsibilities of the Audit Committee; providing oversight of the Company’s accounting functions and internal controls.

Executive Compensation Committee

All members of our Board of Directors performed the responsibilities of the Executive Compensation Committee, and participated in deliberations and made decisions concerning executive officer compensation during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

Nominating Committee

All members of our Board of Directors acted as the Nominating Committee, and participated in deliberations and made decisions concerning director nominations during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth the aggregate cash compensation paid by us for services rendered during the last fiscal year to us by our President and Chief Executive Officer. Compensation does not include minor business-related and other expenses paid by us for our officers during fiscal year 2003. Such amounts in the aggregate do not exceed $ 10,000.

SUMMARY COMPENSATION TABLE

			Annual Compensation			Award(s)	Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Position	Year	($)	($)	($)	($)	(#)	($)	($)

Steven W. Carnes	2003	125,000	0	0	0	0	0	$10,800
President and Director
	2002	0	0	0	0	0	0	0

Notes:

Commencing July 1, 2003, Signature Leisure, Inc. began accruing salary for its president based upon an employment agreement executed during the quarter ended September 30, 2003. As of June 30, 2004, accrued salaries totaled $250,000.

Also, on January 20, 2003, the Company issued 1,080,000 shares of common stock to Mr. Stephen W. Carnes as consideration for his serving on the Board of Directors, assuming the liability of being an officer and director of a publicly trading and reporting company, his business expertise and his business concept of establishing salon and day spa services. Mr. Carnes is responsible for establishing and implementing the business plan for the Company. On the transaction date, the Company’s common stock had no reliable market value. The value of the transaction could not be objectively measured as the services were rendered by related parties. The shares were valued by the Board of Directors at $.01 per share based on the estimated fair value of the services. Stock-based compensation expense of $10,800 was recognized for the year ended December 31, 2003.

As of December 31, 2003, Signature Leisure, Inc. had no group life, health, hospitalization, medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or change in control of us.

Compensation of Directors

There was no compensation paid to any directors of Signature Leisure, Inc. as director’s fees.

Employment Agreements

On September 3, 2003, the Company executed an Employment Agreement (the “Agreement”) with its president. Under the terms of the Agreement, the president is to receive a salary of $250,000 per year and an automobile allowance of $700 per month. In addition, the president has the opportunity to earn the following bonuses:

a)	A bonus of $750,000 upon the successful completion of (1) raising a minimum of $200,000 for the Company, and (2) the opening or acquisition of the Company’s first business unit.
b)	A bonus of $150,000 for each additional merger and/or acquisition and/or business unit start-up brought to the
Company.

Signature Leisure, Inc.

1100 Candace Drive, Suite 100 Maitland, Florida 32751

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

OF

SIGNATURE LEISURE, INC.

     THE UNDERSIGNED hereby appoints and constitutes Stephen W. Carnes as his true and lawful agents and proxy, with full power of substitution and revocation, to attend, represent and to vote the shares of common stock of the undersigned at the Special Meeting of Shareholders to be held at Signature Leisure, Inc., 100 Candace Drive, Suite 100, Maitland, Florida 32751, on December 21, 2004 at 10:00 a.m., local time, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders and at any adjournment thereof, and on all matters coming before said meeting.

     Management recommends a vote FOR items 1 and 2 and SHARES WILL BE VOTED UNLESS YOU INDICATE OTHERWISE:

1.  Approval of a 1:40 reverse stock split of the common stock of the Company:

FOR
_____
AGAINST
_____
ABSTAIN
_____

2.

Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Meeting at this time.

FOR
_____
AGAINST
_____
ABSTAIN
_____

Dated:
_________________________________
, 2004

(Printed name of Shareholder)
______________________________________________

(Signature of Shareholder)
__________________________________________________

This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By A Duly Authorized Officer.

PLEASE MARK, SIGN, AND DATE AND RETURN THIS PROXY PROMPTLY.

THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE PROPOSITION.